AMENDMENT NUMBER TWO TO
CREDIT AGREEMENT

THIS AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (this “Amendment”) is effective as of August 12, 2010 (the “Second Amendment Effective Date”) by and among CALENCE, LLC, a Delaware limited liability company (“Calence”), INSIGHT DIRECT USA, INC., an Illinois corporation (“Insight Direct”), INSIGHT PUBLIC SECTOR, INC., an Illinois corporation (“Insight Public”, and collectively with Calence and Insight Direct, the “Resellers” and each, a “Reseller”), and certain of the Lenders party to the Credit Agreement described below. All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Resellers, the Lenders, and the Agents are parties to that certain Credit Agreement, dated as of September 17, 2008 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Resellers and the Required Lenders desire to increase the amount of the Aggregate Floorplan Loan Facility Limit; and

WHEREAS, the Resellers and the Required Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

1. Amendments. Subject to the satisfaction of the condition precedent set forth in Section 3 below, the Resellers and the Required Lenders party hereto hereby agree:

a. upon the Effective Date, to replace Exhibit A of the Credit Agreement with the attached Exhibit A.

b. that the following definitions shall be added to Exhibit B of the Credit Agreement in proper alphabetical order:

Code – means the U.S. Internal Revenue Code of 1986, as amended.

Second Amendment – means that certain Amendment Number Two to Credit Agreement, dated as of August 12, 2010, by and among the Resellers and the Lenders party thereto.

Second Amendment Effective Date – has the meaning specified therefor in the Second Amendment.

c. that the following definitions listed on Exhibit B of the Credit Agreement shall be deleted in their entirety and in their place shall have been substituted the following:

1. Aggregate Floorplan Loan Facility Limit – means One Hundred Fifty Million Dollars ($150,000,000), as may be reduced pursuant to terms of Section 3.2.2 of this Agreement.

2. Commitment – means, with respect to each Lender, the commitment of such Lender to make Floorplan Loans and to acquire participations in Interim Floorplan Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Floorplan Loan Facility exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 3.2, and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 14.4. The initial amount of each Lender’s Commitment is set forth on Exhibit A, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of the Commitments on the Second Amendment Effective Date is $150,000,000.

d. that the definition of “Excluded Taxes” contained in Exhibit B of the Credit Agreement shall be amended to (i) delete therefrom the phrase “, or (c)” and substitute therefor the following phrase: “, (c) any tax that is attributable to such Lender’s failure or inability to take any action (including entering into an agreement with the IRS), comply with any information gathering or reporting requirements, or to provide a Reseller (with a copy to the Administrative Agents) with appropriate certification, in each case, if such compliance or certification is required to obtain exemption from any United States federal withholding taxes under Sections 1471 or 1472 of the Code and any regulations promulgated thereunder and any interpretation or other guidance issued in connection therewith, or (d)”, and (ii) delete therefrom the phrase “clause (c) above” and substitute therefor the following phrase “clause (d) above”.

e. that the provisions of Section 3.1.1 of the Credit Agreement shall be amended by deleting the reference to “(as provided on Exhibit A hereto)” contained therein.

f. that the provisions of Section 3.3 of the Credit Agreement shall be deleted in their entirety and in their place shall have been substituted the following:

“3.3 Commitment Block. Notwithstanding anything contained herein to the contrary, for all purposes of this Agreement, (i) on and after August 12, 2010, that portion, if any, of the Commitment of CPC in excess of $40,000,000 (the “Unavailable CPC Commitment”) shall no longer be effective and shall not be taken into account in determining CPC’s Pro-Rata Share hereunder, (ii) the Aggregate Floorplan Loan Facility Limit shall be reduced to the extent of the Unavailable CPC Commitment as applicable at any time, and (iii) CPC may at any time assign to an Eligible Assignee all or any portion of the Unavailable CPC Commitment in accordance with Section 14.4 hereunder, with the exception of Section 14.4.1.3 which shall not apply with respect to assignments made pursuant to this Section 3.3, whereupon such portion shall become effective as the Commitment of such Eligible Assignee and, to the extent of such Eligible Assignee’s Commitment, the Unavailable CPC Commitment shall be reduced and the Aggregate Floorplan Loan Facility Amount shall be restored.”

g. that the provisions of Section 4.5.5 of the Credit Agreement are hereby amended by inserting the following sentence immediately following the final sentence of such Section 4.5.5: “Each Lender shall promptly provide, upon reasonable request from any Reseller or either Administrative Agent, any information that any Reseller or either Administrative Agent needs in order for any Reseller or either Administrative Agent to determine the amount of any applicable withholding taxes, including information relating to compliance with Sections 1471 or 1472 of the Code and any regulations promulgated thereunder and any interpretation or other guidance issued in connection therewith.”.

2. Amendment to JPMorgan Intercreditor Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Collateral Agent is hereby directed and authorized to immediately enter into, on behalf of itself and the Holders of Secured Obligations, an amendment to the JPMorgan Intercreditor Agreement in the form of Exhibit B hereto.

3. Condition of Effectiveness. This Amendment shall be deemed to have become effective as of the Second Amendment Effective Date, but such effectiveness shall be subject to the conditions precedent that the Administrative Agents shall have received executed counterparts of this Amendment duly executed and delivered by each Reseller and the Required Lenders.

4. Representation and Warranties. Each Reseller hereby represents and warrants that (i) after giving effect to this Amendment, all of the representations and warranties of such Reseller set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent such representations or warranties specifically relate to any earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (ii) after giving effect to this Amendment, no Default has occurred or is continuing.

5. Effect on the Credit Agreement.

Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile copy or other electronic image scan transmission of any signature hereto shall have the same effect as the original thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CALENCE, LLC, as a Reseller
By: Insight Enterprises, Inc., its Manager

By: /s/ Helen Johnson
Name: Helen Johnson
Title: Treasurer

INSIGHT DIRECT USA, INC., as a Reseller

By: /s/ Helen Johnson
Name: Helen Johnson
Title: Treasurer

INSIGHT PUBLIC SECTOR, INC., as a Reseller

By: /s/ Helen Johnson
Name: Helen Johnson
Title: Treasurer

CASTLE PINES CAPITAL LLC,

as a Lender

By: /s/ John Schmidt
Name: John Schmidt
Title: Managing Partner

WELLS FARGO CAPITAL FINANCE, LLC,

as a Lender

By: /s/ John Hanley
Name: John Hanley
Title: EVP

DE LAGE LANDEN FINANCIAL SERVICES, INC., as a

Lender

By:
Name:
Title:

IBM CREDIT LLC, as a Lender

By: /s/ Steven A. Flanagan
Name: Steven A. Flanagan
Title: Global Credit Officer

COMPASS BANK, as a Lender

By: /s/ Nancy Zezza
Name: Nancy Zezza
Title: SVP

MUTUAL OF OMAHA BANK, as a Lender

By: /s/ Clint Arrowsmith
Name: Clint Arrowsmith
Title: Senior Commercial Banker

BANK OF ARIZONA, as a Lender

By: /s/ Kevin R. Gillette
Name: Kevin R. Gillette
Title: Senior Vice President